UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 19, 2016

PARAMOUNT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36746	32-0439307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 1801 New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 237-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, Paramount Group, Inc. (the “Company”) held its annual meeting of stockholders in New York, New York (the “Annual Meeting”). As of the record date, there were a total of 213,036,508 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against, and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal 1. Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Names of Directors	For	Against	Abstain	Broker Non-Votes
Albert Behler	177,316,592	1,192,931	1,200,610	2,312,432
Thomas Armbrust	176,638,939	1,870,585	1,200,609	2,312,432
Martin Bussmann	178,157,906	350,516	1,201,711	2,312,432
Dan Emmett	178,006,213	503,310	1,200,610	2,312,432
Lizanne Galbreath	176,472,339	2,036,286	1,201,508	2,312,432
Karin Klein	178,157,023	351,399	1,201,711	2,312,432
Peter Linneman	161,120,355	17,389,172	1,200,606	2,312,432
David O’Connor	178,100,755	408,774	1,200,604	2,312,432
Katharina Otto-Bernstein	176,006,699	2,502,824	1,200,610	2,312,432

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2017 and until the directors’ successors have been duly elected and qualified or until a given director’s earlier resignation or removal.

Proposal 2. Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
173,609,142	4,680,445	1,420,546	2,312,432

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

Proposal 3. Votes regarding a non-binding, advisory proposal regarding the frequency of holding non-binding, advisory votes on the compensation of the Company’s named executive officers, were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
166,829,802	5,305	12,661,074	213,952	2,312,432

Based on the votes set forth above, the Company’s stockholders approved, on a non-binding, advisory basis, a frequency of every year for the non-binding, advisory vote on the compensation of the Company’s named executive officers. As recommended by the Company’s board of directors and approved by the stockholders, the Company intends to hold a non-binding, advisory vote on the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of holding the non-binding, advisory vote on the compensation of the Company’s named executive officers.

Proposal 4. Votes regarding the ratification of the audit committee’s appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2016, were as follows:

For	Against	Abstain
179,173,083	1,646,216	1,203,266

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2016 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GROUP, INC.

By:	/s/ Gage Johnson
Name:	Gage Johnson
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 20, 2016